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                                                                      Exhibit 99





                          CONSENT OF ROBERT G. ROSKAMP

     The undersigned, Robert G. Roskamp, hereby consents to being named as a person to be appointed a director of American Retirement Corporation (the "Company") in the Company's Registration Statement on Form S-3 and any preliminary prospectus or prospectus to be filed in connection therewith.




                                      /s/ Robert G. Roskamp
                                      ---------------------------------------
                                      Robert G. Roskamp